UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 29, 2007

Western Goldfields Inc.
(Exact Name of Registrant as Specified in Its Charter)

Ontario
(State or Other Jurisdiction of Incorporation)

000-50894	98-0544546
(Commission File Number)	(IRS Employer Identification No.)

2 Bloor Street West, Suite 2102 , P.O. Box 110 Toronto, Ontario, Canada	M4W 3E2
(Address of Principal Executive Offices)	(Zip Code)

(416) 324 6000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Effective June 29, 2007, Western Goldfields, Inc., an Idaho corporation, (“WGI Idaho”), changed its jurisdiction of incorporation from Idaho to Ontario, Canada by way of a reorganization transaction (the “Reorganization”). As a consequence of the Reorganization the shareholders of WGI Idaho have become shareholders of Western Goldfields Inc., an Ontario corporation (“WGI Ontario” or the “Company”), which was a wholly-owned subsidiary of WGI Idaho prior to the Reorganization.

This Form 8-K12G3 is being filed to indicate that pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), WGI Ontario is the successor issuer to WGI Idaho for reporting purposes under the Exchange Act and the WGI Ontario common shares are deemed to be registered under Section 12(g) of the Exchange Act.

Please see the Form 8-K filed on June 29, 2007 relating to the Reorganization for additional details.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2007	Western Goldfields Inc.

	By:	/s/ Graham Desson
Name: Graham Desson Title: Secretary